UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 2, 2012 (November 1, 2012)

Aircastle Limited

(Exact name of registrant as specified in its charter)

Bermuda	001-32959	98-0444035
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Aircastle Advisor LLC, 300 First Stamford Place, Stamford, Connecticut		06902
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (203) 504-1020

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure

On October 30, 2012, Aircastle Limited (the “Company”) announced that its Third Quarter 2012 earnings conference call was rescheduled due to logistical complications from Hurricane Sandy and that the rescheduled Third Quarter 2012 earnings conference call would be held on Tuesday, November 6, 2012 at 10:00 A.M. Eastern time. On November 1, 2012, the Company announced that NASDAQ OMX had assigned new telephone dial-in numbers for the Company’s Third Quarter 2012 earnings conference call.

Section 9 – Financial Statements and Exhibits

Item 9.01 Statements and Exhibits.

(d)	Exhibit 99.1 Press Release dated November 1, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRCASTLE LIMITED (Registrant)

/s/ Michael Inglese
Michael Inglese
Chief Financial Officer

Date: November 2, 2012

EXHIBIT INDEX

Exhibit Number	Exhibit

99.1	Press Release dated November 1, 2012

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